SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported):  November 11, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                000-29225                      73-1513309
(State or other jurisdiction    (Commission                   (IRS Employer
     of incorporation)          File Number)                Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)
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Information To Be Included in the Report

Item 7. Financial Statements and Exhibits.

Exhibit No.        Description
-----------        -----------

99.1        Registrant's press release dated November 10, 2003.

Item 12. Results of Operations and Financial Condition

     On November 10, 2003, the registrant issued a press release containing information regarding it results of operation for the nine months ended September 30, 2003, and it financial condition as of September 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DOBSON COMMUNICATIONS CORPORATION

                                   By  RONALD L. RIPLEY
                                       Ronald L. Ripley, Vice President
                                       and Senior Corporate Counsel

November 11, 2003

                                 EXHIBIT INDEX

Exhibit
No.        Description                         Method of Filing
---        -----------                         ----------------

99.1    Press release dated November 10, 2003  Filed herewith electronically